Exhibit 10.2

International Swaps and Derivatives Association, Inc.

REGULATORY MARGIN SELF-DISCLOSURE LETTER

published on June 30, 2016

by the International Swaps and Derivatives Association, Inc.

Various jurisdictions are implementing regulatory margin requirements for uncleared derivatives transactions based on the framework published by the Basel Committee on Banking Supervision and the International Organization of Securities Commissions.1 Regulatory margin requirements based on the BCBS-IOSCO Framework have been proposed or adopted in (i) Canada, (ii) the European Union, (iii) Japan, (iv) Switzerland, and (v) the United States, and it is expected that other jurisdictions will propose and adopt similar requirements.  This Self Disclosure Letter is intended to provide market participants with a standard form for providing counterparties with information necessary to determine if and when compliance with one or more of these new regulatory margin regimes will be required.  The information provided in this Letter is being provided solely for making such determinations.

Capitalized terms used in this Letter are defined in Appendices I-VI.

__________________

[1]	See Margin requirements for non-centrally cleared derivatives (Mar. 2015) (“BCBS-IOSCO Framework”), available at https://www.bis.org/bcbs/publ/d317.htm.

Copyright © 2016 by the International Swaps and Derivatives Association, Inc.

Instructions:

Section 1 of this Self-Disclosure Letter (the “Letter”) requests general information about the market participant on whose behalf this Letter will be delivered (referred to herein as “Principal”).  Section 1 is intended to be completed by all users of this Letter.

The remaining sections of this Letter request jurisdiction or regulator-specific information.  The sections that should be completed on behalf of Principal when delivering this Letter to another market participant (referred to herein as “Recipient”) will depend on the jurisdiction and regulatory status of both Recipient and Principal.

For example, if this Letter is being delivered to a Recipient that is an “FC” (as defined in Article 2(8) of Regulation (EU) No 648/2012), such Recipient will likely need the information requested in the EU section of this Letter to determine whether and how the Draft EU Margin Requirements apply to the particular relationship between Principal and Recipient.  At the same time, if Principal is itself an FC, Recipient will likely need this information for its own purposes, including (if it is regulated in a different jurisdiction) potential application of substituted compliance and other rules.

Thus, when preparing to fill out this Letter for particular Recipients, market participants should consider obtaining instructions from the Recipient ahead of time if it is not clear which jurisdictional sections the Recipient needs completed.  Market participants should complete at least those sections of this Letter that are for jurisdictions that they have been informed or otherwise have reason to conclude are jurisdictions in which the Recipient is generally regulated for purposes of uncleared derivatives margin.  In addition, market participants that are subject to direct regulation under the uncleared derivatives margin rules of one or more jurisdictions should complete the sections of the Letter that relate to those jurisdictions.  Please note that the regulatory margin requirements of more than one jurisdiction may be applicable to a market participant.

If you are unsure of whether any particular section will apply to Principal’s relationship with a Recipient, you should contact the applicable Recipient.  Market participants may exchange contact information for this purpose by using Section 1(c).

1.	General Biographical Information

Please complete this Section 1 with the biographical information of Principal.  Definitions of certain terms used in this Section 1 are set forth in Appendix I to this Letter.

(a)	Principal Information
Legal Name:	ATAX TEBS II, LLC
Entity Identifier:
Address:	1004 Farnam Street, Suite 400
Omaha
Country:	United States
State/Province:	Nebraska
Zip/Postal Code:	68102

(b)	Multibranch Entity Information [2]

Is Principal a Multibranch Entity?

☐	Yes
☒	No
(c)	Contact Information

This space may be used to provide contact information to a Recipient who may have questions about information provided by Principal in its Letter or about what information to provide in its corresponding Letter to Principal.  This contact information is not required and is solely for purposes of providing an address for Recipient to direct questions regarding this Letter or Principal.

Name:	Andy Grier
E-Mail:	agrier@burlingtoncapital.com
Phone:	402-930-3076

__________________

[2]	It may be necessary to track branches for purposes of establishing when a pair of counterparties is within the scope of margin rules. See, e.g., Regulation (EU) No. 285/2014 at Article 2(2).

2.	Canada Information

If the Canada OSFI Margin Requirements may apply to the relationship between Principal and Recipient (i.e., if either Principal or Recipient is an entity subject to Canada OSFI Margin Requirements), please complete each relevant subsection of this Section 2.  Definitions of certain terms used in this Section 2 are set forth in Appendix II to this Letter.

(a)	Canada OSFI Margin Requirements Entity Status

Please check one box for each of the questions below.  By checking a box, Principal is indicating that its entity status for purposes of Canada OSFI Margin Requirements is the status specified next to the box checked.

(i)	Domestic FRFI

Is Principal a Domestic FRFI?

☐	Yes
☒	No
(ii)	Canada Branch FRFI

Does Principal have a Canada Branch FRFI?

☐	Yes
☒	No

(iii)	Covered Entity

Is Principal a Covered Entity?

☐	Yes
☒	No

(b)	Canada Cross-Border Status
(i)	Canadian Branch[3]

If Principal is a non-Canadian institution and indicated that it is a Multibranch Entity in Section 1(b), please indicate whether Principal will transact in E-22 NCC Derivatives with Recipient through a Canadian branch.  If Principal checks the box next to “No Canadian Branch Transactions,” it is indicating that it will not enter into E-22 NCC Derivatives with Recipient through one or more branches in Canada.  If Principal checks the box next to “Canadian Branch Transactions,” it is indicating that it may enter into E-22 NCC Derivatives with Recipient through one or more branches in Canada.

☒	No Canadian Branch Transactions
☐	Canadian Branch Transactions

(c)	Canada AANA Information

If Principal has been identified as a Domestic FRFI in Section 2(a)(i), as having a Canada Branch FRFI in Section 2(a)(ii) or has been identified as a Covered Entity in Section 2(a)(iii), please complete each of the questions below, as applicable.

(i)	Canada AANA Group Information
(1)	Is Principal a member of a Canada AANA Group?
☐	Yes
☐	No
(2)	If Principal is a member of a Canada AANA Group, please provide the following information for the ultimate parent entity of such Canada AANA Group:
Legal Name:
Entity Identifier:
Address:

Country:	City:
Province/State:
Postal Code/Zip Code:

__________________

[3]	This section should only be completed by non-Canadian institutions that have a branch in Canada.

(ii)	2016 Canada AANA Threshold [4]

Please check one of the boxes below.

•	Checking the first box below indicates that Principal’s Canada AANA for 2016 is above CAD $5 trillion.
•	Checking the second box below indicates that Principal’s Canada AANA for 2016 is not above CAD $5 trillion.
•

Checking the third box below indicates that Principal’s Canada AANA information will be separately reported by its Canada Ultimate Parent. • By checking the fourth box below, Principal is indicating that its Canada AANA information will be separately reported by a third party other than its Canada Ultimate Parent; if the fourth box is checked, Principal should also provide appropriate contact information regarding who that third party is.

☐	Above CAD $5 trillion Canada AANA
☐	Not above CAD $5 trillion Canada AANA
☐	Canada AANA information will be separately reported by Principal’s Canada Ultimate Parent
☐	Canada AANA information will be separately reported by the following person:

Legal Name:
Entity Identifier:
Address:

Country:	City:
Province/State:
Postal Code/Zip Code:

__________________

[4]

Please note that counterparties may have to exchange AANA information on an annual basis, for which ISDA may publish a separate form, and ISDA Amend will be built to facilitate, subsequent exchanges of AANA information.

(iii)	Canada AANA Threshold Estimate

If Principal’s Canada AANA is not above CAD $5 trillion in 2016, please indicate the estimated year (if any) in which Principal expects to cross the relevant Canada AANA threshold by checking the appropriate box below.  A person completing this form may also select “Decline to answer” in this section.

This information is not mandatory, is not a representation that Principal will, in fact, cross the relevant threshold in the indicated year, and is provided solely to enable Recipient to plan for future documentation or other changes that may be necessary to comply with regulatory initial margin requirements.

☐	2017	(CAD $3.75 trillion Canada AANA)
☐	2018	(CAD $2.5 trillion Canada AANA)
☐	2019	(CAD $1.25 trillion Canada AANA)
☐	2020	(CAD $12 billion Canada AANA)
☐	None of the above
☐	Decline to answer

3.	EU Information

If EU margin requirements for OTC derivatives may apply to the relationship between Principal and Recipient (i.e., if either Principal or Recipient is an entity that would be regulated under such margin requirements based on the Draft EU Margin Requirements), please complete each relevant subsection of this Section 3.  Definitions of certain terms used in this Section 3 are set forth in Appendix III to this Letter.

(a)	EU Entity Status

Please complete each of the questions below, as applicable, to indicate Principal’s entity status for purposes of Draft EU Margin Requirements.  Checking a box indicates that Principal’s status for purposes of Draft EU Margin Requirements is the status specified next to the box checked.

(i)	If Principal is an Exempt Entity, please check one or more of the boxes below to indicate what type of Exempt Entity it is.
☐	Article 1(4)(a) Entity
☐	Article 1(4)(b) Entity
☐	Article 1(4)(c) Entity
☐	Article 1(5)(a) Entity
☐	Article 1(5)(b) Entity
☐	Article 1(5)(c) Entity
☐	Non-Undertaking
(ii)

If Principal is not an Exempt Entity, please indicate Principal’s entity type by checking one of the boxes below.  For a Principal that is a Third Country Entity, this section should be completed by checking the box that would apply to it if it were established in the European Union.  Status as a Third Country Entity can be indicated in Section 3(b).

☒	FC
☐	NFC+
☐	NFC-

(b)	EU Cross-Border Status

If FC or NFC+ has been checked in the EU Entity Status section above, please complete the items in this Section 3(b), as applicable.

(i)	Third Country Entity Status

Please indicate whether Principal is a Third Country Entity by checking the appropriate box below.

Is Principal a Third Country Entity?

☒	Yes
☐	No

(ii)	DSF Guarantees

If Principal has been identified as a Third Country Entity, please indicate whether Principal’s obligations under OTC derivative contracts are covered by a DSF Guarantee by checking the appropriate box below.

Checking the box next to “No DSF Guarantees” indicates that, to Principal’s knowledge, Principal’s obligations under OTC derivative contracts with Recipient (other than OTC derivative contracts notified to Recipient in writing prior to execution) are not covered by any DSF Guarantees.

Checking the box next to “DSF Guarantees” indicates that Principal’s obligations under one or more OTC derivative contracts with Recipient are covered by one or more DSF Guarantees.5

☒	No DSF Guarantees
☐	DSF Guarantees

__________________

[5]	See Article 2 of Regulation (EU) No 285/2014 (indicating that the impact of a guarantee applies on a contract by-contract basis).

(iii)	EU Branches

If Principal has been identified as a Third Country Entity in Section 3(b)(i) and as a Multibranch Entity in Section 1(b), please indicate whether Principal may transact in OTC derivatives contracts with Recipient through one or more of its branches established in the European Union by checking the appropriate box below.

Checking the box next to “No EU Branch Transactions” indicates that Principal will not enter into OTC derivatives contracts with Recipient through one or more branches established in the European Union.

Checking the box next to “EU Branch Transactions” indicates that Principal may enter into OTC derivatives contracts with Recipient through one or more branches established in the European Union.6

☐	No EU Branch Transactions
☐	EU Branch Transactions

(c) EU AANA Information

If Principal has been identified as a FC or NFC+ in Section 3(a)(ii) (including as a Third Country Entity that would be an FC or NFC+ if established in the European Union), please complete each of the questions below, as applicable.

(i)	EU AANA Group Information
(1)	Is Principal a member of an EU AANA Group?
☐	Yes
☒	No
(2)	If Principal is a member of an EU AANA Group, please provide the following information for the EU Ultimate Parent of such EU AANA Group:
Legal Name:
Entity Identifier:
Address:

Country:	City:
Province/State:
Postal Code/Zip Code:

__________________

[6]	See Regulation (EU) No 285/2014 at Article 2(2).

(ii)	2016 EU AANA Threshold[7]

Please check one of the boxes below.

•	Checking the first box below indicates that Principal’s EU AANA for 2016 is above €3 trillion.
•	Checking the second box below indicates that Principal’s EU AANA for 2016 is not above €3 trillion.
•	Checking the third box below indicates that Principal’s EU AANA information will be separately reported by its EU Ultimate Parent.
•

Checking the fourth box below indicates that Principal’s EU AANA information will be separately reported by a third party other than its EU Ultimate Parent; if the fourth box is checked, please also provide appropriate contact information for that third party.

☐	Above €3 trillion EU AANA
☒	Not above €3 trillion EU AANA
☐	EU AANA information will be separately reported by Principal’s EU Ultimate Parent
☐	EU AANA information will be separately reported by the following person:

Legal Name:
Entity Identifier:
Address:

Country:	City:
Province/State:
Postal Code/Zip Code:

__________________

[7]

Please note that counterparties may have to exchange AANA information on an annual basis., for which ISDA will publish a separate form, and ISDA Amend will be built to facilitate, subsequent exchanges of AANA information.

(iii)	EU AANA Threshold Estimate [8]

If Principal’s EU AANA is not above €3 trillion in 2016, please indicate the estimated year (if any) in which Principal expects to cross the relevant EU AANA threshold by checking the appropriate box below.  A person completing this form may also select “Decline to answer” in this section.

This information is not mandatory, is not a representation that Principal will, in fact, cross the relevant threshold in the indicated year, and is provided solely to enable Recipient to plan for future documentation or other changes that may be necessary to comply with regulatory initial margin requirements.

☐	2017	(€2.25 trillion EU AANA)
☐	2018	(€1.5 trillion EU AANA)
☐	2019	(€0.75 trillion EU AANA)
☐	2020	(€8 billion EU AANA)
☒	None of the above
☐	Decline to answer

___________________

[8]

Please note that counterparties may have to exchange AANA information on an annual basis.  ISDA will publish a separate form for, and ISDA Amend will be built to facilitate, subsequent exchanges of AANA information

4.	Japan Information

If the Japan Margin Requirements may apply to the relationship between Principal and Recipient (i.e., if either Principal or Recipient is an entity regulated under the Japan Margin Requirements), please complete each relevant subsection of this Section 4.  Definitions of certain terms used in this Section 4 are set forth in Appendix IV to this Letter.

(a)	Japan Margin Requirements Entity Status – Entities organized in Japan

Please check one of the boxes below.  Checking a box indicates that Principal’s status for purposes of Japan Margin Requirements is the status specified next to the box checked.

☐	Regulated FIBO etc.
☐	Regulated Trustee[9]
☒	None of the above[10]
(b)	Japan Margin Requirements Entity Status – Entities that are not organized in Japan
(i)	Principal that is a Multibranch Entity

If Principal has been identified as a Multibranch Entity in Section 1(b), please indicate whether Principal may transact in OTC Derivative Transactions with Recipient through its Japan branch by checking the appropriate box below.

Checking the box next to “No Japan  Branch Transactions” indicates that Principal will not enter into any OTC Derivative Transactions with Recipient through any of its Japan branches.

Checking the box next to “Some or All Japan Branch Transactions” indicates that Principal may enter into some or all of its OTC Derivative Transactions with Recipient through one or more Japan branches.

☐ No Japan Branch Transactions:  If this box is checked for a Principal, then one of the following boxes regarding the status of Principal’s head office and/or branches outside Japan through which it conducts OTC Derivative Transactions should also be checked.

☐	Regulated FIBO etc. Equivalent at Offshore
☐	Not a Regulated FIBO etc. Equivalent at Offshore

_________________

[9]

If Principal falls within the FIBO etc. and acts as trustee for a trust, please confirm whether Principal falls within the Regulated Trustee (not the Regulated FIBO etc.).  This item is for a trust bank acting in its capacity as trustee for a trust.  When Principal is a trust bank acting in its proprietary capacity, please confirm whether it falls within the Regulated FIBO etc. (not the Regulated Trustee).

[10]

This status includes (a) the case where Principal does not fall within the FIBO etc. and (b) the case where Principal falls within the FIBO etc. but does not fall within either the Regulated FIBO etc. or Regulated Trustee.  The same will apply hereinafter.

☐ Some or All Japan Branch Transactions:  If this box is checked for a Principal, then one of the following boxes regarding (x) the status of Principal’s Japan branch through which it conducts OTC Derivative Transactions and (y) the status of Principal’s head office and/or branches outside Japan through which it conducts OTC Derivative Transactions, should also be checked.

(A)	Japan Branch
☐	Regulated FIBO etc.
☐	Regulated Trustee
☐	None of the above
(B)	Head office and/or branches outside Japan
☐	Regulated FIBO etc. Equivalent at Offshore
☐	Not a Regulated FIBO etc. Equivalent at Offshore
(ii)	Principal that is not a Multibranch Entity

If Principal is not a Multibranch Entity as identified under Section 1(b), please check one of the following boxes regarding the status of the Principal.

☒	Regulated FIBO etc. Equivalent at Offshore
☐	Not a Regulated FIBO etc. Equivalent at Offshore
(c)	Japan AANA Information

If Principal has been identified as (i) a Regulated FIBO etc. or Regulated Trustee in Section 4(a), (ii) a Regulated FIBO etc. Equivalent at Offshore, Regulated FIBO etc. or Regulated Trustee in Section 4(b)(i), or (iii) a Regulated FIBO etc. Equivalent at Offshore in Section 4(b)(ii), please complete each of the questions below, as applicable.

(i)	Japan AANA Group Information
(1)	Is Principal a member of a Japan AANA Group?
☐	Yes
☒	No

(2)	If Principal is a member of a Japan AANA Group, please provide the following information for the ultimate parent entity or parent entities of such Japan AANA Group:
Legal Name:
Entity Identifier:
Address:

Country:	City:
Province/State:
Postal Code/Zip Code:

(ii)	2016 Japan AANA Threshold

Please check one of the boxes below.

•	Checking the first box below indicates that Principal’s Japan AANA for 2016 is above ¥420 trillion.
•	Checking the second box below indicates that Principal’s Japan AANA for 2016 is not above ¥420 trillion.
•	Checking the third box below indicates that Principal’s Japan AANA information will be separately reported by its Japan Ultimate Parent(s).
•

Checking the fourth box below indicates that Principal’s Japan AANA information will be separately reported by a third party other than its Japan Ultimate Parent; if the fourth box is checked, please also provide appropriate contact information for that third party.

☐	Above ¥420 trillion Japan AANA
☒	Not above ¥420 trillion Japan AANA
☐	Japan AANA information will be separately reported by Principal’s Japan Ultimate Parent(s)
☐	Japan AANA information will be separately reported by the following person:

Legal Name:
Entity Identifier:
Address:

Country:	City:
Province/State:
Postal Code/Zip Code:

(iii)	Japan AANA Threshold Estimate[11]

If Principal’s Japan AANA is not above ¥420 trillion in 2016, please indicate the estimated year (if any) in which Principal expects to cross the relevant Japan AANA threshold by checking the appropriate box.12  A person completing this form may also select “Decline to answer” in this section.

This information is not mandatory, is not a representation that Principal will, in fact, cross the relevant threshold in the indicated year, and is provided solely to enable Recipient to plan for future documentation or other changes that may be necessary to comply with regulatory initial margin requirements.

☐	2017	(¥315 trillion Japan AANA)
☐	2018	(¥210 trillion Japan AANA)
☐	2019	(¥105 trillion Japan AANA)
☐	2020	(¥1.1 trillion Japan AANA)
☒	Not applicable
☐	Decline to answer

__________________

[11]

Please note that counterparties may have to exchange AANA information on an annual basis, for which ISDA may publish a separate form, and ISDA Amend will be built to facilitate, subsequent exchanges of AANA information.

[12]

Under Article 123, Paragraph 11, Items 1(ha), 2(ro) and 4(ha) of the Cabinet Office Ordinance on Financial Instrument Businesses etc., Principal’s Japan AANA must be calculated based on an aggregate month-end average notional amount during the previous period (see the definition of Japan AANA).  Accordingly, the timing of the confirmation in terms of whether Principal’s Japan AANA reaches such threshold is when such period for calculating the aggregate month-end average notional changes in accordance with a change of the Reference Year.

5.	Switzerland Information

If the FMIA Margin Requirements may apply to the relationship between Principal and Recipient (i.e., if either Principal or Recipient is an entity regulated under the FMIA Margin Requirements), please complete each relevant subsection of this Section 5.  Definitions of certain terms used in this Section 5 are set forth in Appendix V to this Letter.

(a) FMIA Entity Status

Please complete each of the questions below, as applicable, to indicate Principal’s entity status for purposes of FMIA Margin Requirements.

(i)	If Principal is a FMIA Exempt Entity, please check one or more of the boxes below to indicate what type of FMIA Exempt Entity it is.

Principal is fully or partially out of scope of Chapter 1 (Derivatives Trading) of Title 3 (Market Conduct) of FMIA as it is:

☐	a FMIA Article 93(4)(a) Entity
☐	a FMIA Article 93(4)(b) Entity
☐	a FMIA Article 94(1)(a) Entity
☐	a FMIA Article 94(1)(b) Entity
☐	a FMIA Article 94(1)(c) Entity
☐	a FMIA Article 94(2) Entity a
☐	FMIA Non-Undertaking Entity

(ii)

If Principal is not a FMIA Exempt Entity, please indicate Principal’s entity type by checking one of the boxes below.  For a Principal that is a FMIA Third-Country Entity, this section should be completed and the box that would apply to it if it had its registered seat in Switzerland should be checked.  Status as a FMIA Third-Country Entity can be indicated in Section 5(b).

☐	FC+
☒	FC-
☐	NFC+
☐	NFC-

(b)	FMIA Cross-Border Status

If FC+, FC- or NFC+ has been checked in Section 5(a) above, please complete this Section 5(b).  Please indicate whether Principal is a FMIA Third-Country Entity by checking the appropriate box below.

Is Principal a FMIA Third-Country Entity?13

☒	Yes
☐	No

(c)	FMIA AANA Information

If Principal has been identified as a FC+, FC- or NFC+ in Section 5(a)(ii) above (including as a FMIA Third-Country Entity that would be an FC+, FC- or NFC+ if it had its registered seat in Switzerland), please complete each of the questions below, as applicable.

(i)	FMIA AANA Group Information
(1)	Is Principal a member of a FMIA AANA Group?
☐	Yes
☒	No

(2)	If Principal is a member of a FMIA AANA Group, please provide the following information for the FMIA Ultimate Parent of such FMIA AANA Group:

Legal Name:
Entity Identifier:
Address:

Country:	City:
Province/State:
Postal Code/Zip Code:

____________

13  Note that a Swiss branch of a non-Swiss Entity may be subjected to the FMIA if it is not adequately regulated and supervised in its home country, in such case it would need to check No.

(ii)	2016 FMIA AANA Threshold [14]

Please check one of the boxes below.

•	Checking the first box below indicates that Principal’s FMIA AANA for 2016 is above CHF 3 trillion.
•	Checking the second box below indicates that Principal’s FMIA AANA for 2016 is not above CHF 3 trillion.
•	Checking the third box below indicates that Principal’s FMIA AANA information will be separately reported by its FMIA Ultimate Parent. •
•

Checking the fourth box below indicates that Principal’s FMIA AANA information will be separately reported by a third party other than its FMIA Ultimate Parent; if the fourth box is checked, please also provide appropriate contact information for that third party.

☐	Above CHF 3 trillion FMIA AANA
☒	Not above CHF 3 trillion FMIA AANA
☐	FMIA AANA information will be separately reported by Principal’s FMIA Ultimate Parent
☐	FMIA AANA information will be separately reported by the following person:

Legal Name:
Entity Identifier:
Address:

Country:	City:
Province/State:
Postal Code/Zip Code:

__________________

[14]

With respect to the FMIA AANA, this section is based on Article 131 (5) FMIO that may pursuant to para. 6 thereof be amended to reflect amendments in the implementation dates in line with international standards.  Please note that counterparties may have to exchange AANA information on an annual basis, for which ISDA may publish a separate form, and ISDA Amend will be built to facilitate, subsequent exchanges of AANA information.

(iii)	FMIA AANA Threshold Estimate [15]

If Principal’s FMIA AANA is not above CHF 3 trillion in 2016, please indicate the estimated year (if any) in which Principal expects to cross the relevant FMIA AANA threshold by checking the appropriate box below.  A person completing this form may also select “Decline to answer” in this section.

This information is not mandatory, is not a representation that Principal will, in fact, cross the relevant threshold in the indicated year, and is provided solely to enable Recipient to plan for future documentation or other changes that may be necessary to comply with regulatory initial margin requirements.

☐	2017	(CHF 2.25 trillion FMIA AANA)
☐	2018	(CHF 1.5 trillion FMIA AANA)
☐	2019	(CHF 0.75 trillion FMIA AANA)
☐	2020	(CHF 8 billion FMIA AANA)
☒	None of the above
☐	Decline to answer

__________________

[15]

With respect to the FMIA AANA, this section is based on Article 131 (5) FMIO that may pursuant to para. 6 thereof be amended to reflect amendments in the implementation dates in line with international standards.

6.	United States Information

Please note that depending on their other activities, Swap Dealers, Security-Based Swap Dealers, Major Swap Participants and Major Security-Based Swap Participants in the United States may be subject to the margin rules of the CFTC, the SEC, or a Prudential Regulator.  Definitions of certain terms used in this Section 6 are set forth in Appendix VI to this Letter.

(a)	CFTC

If the CFTC Margin Requirements may apply to the relationship between Principal and Recipient (i.e., if either Principal or Recipient is an Swap Dealer or Major Swap Participant regulated under the CFTC Margin Requirements), please complete each relevant subsection of this Section 6(a).

(i)	CFTC Entity Status [16]

Please check one of the boxes below.  Checking a box indicates that Principal’s status for purposes of CFTC Margin Requirements is the status specified next to the box checked.

☐	Swap Dealer for which there is not a Prudential Regulator
☐	Major Swap Participant for which there is not a Prudential Regulator
☐	Swap Dealer or Major Swap Participant for which there is a Prudential Regulator [17]
☒	CFTC Financial End User
☐	None of the above

__________________

[16]	See CFTC Reg. 23.151.
[17]

The term “Swap Entity” is not used here because, unlike the Prudential Regulators, the CFTC rules do not inquire as to whether a counterparty of an SD/MSP is an SBSD or MSBSP.  However, note that SBSDs and MSBSPs are included in the definition of CFTC Financial End User.

(ii)	CFTC Cross-Border Status
(A)	CFTC Cross-Border Status – General [18]

If any box other than “None of the above” has been checked in Section 6(a)(i), please indicate Principal’s status for purposes of jurisdictional rules under CFTC Margin Requirements by checking the appropriate box below.  Checking a box indicates that Principal’s status is the status specified next to the box checked.  A person completing this question should check at least one box.  If Principal fits under more than one category, please check each applicable box.

☒	CFTC US Person
☐	CFTC Foreign Consolidated Subsidiary
☐	None of the above

(B)	CFTC Cross-Border Status – US Branches [19]

If “None of the above” has been checked in Section 6(a)(ii)(A) and Principal has been identified as a Multibranch Entity in Section 1(b), please indicate whether Principal may conduct Uncleared Swap transactions with Recipient by or through a US branch by checking the appropriate box below.

Checking the box next to “No US Branch Transactions” indicates that Principal will not conduct Uncleared Swap transactions with Recipient by or through one or more branches in the United States.

Checking the box next to “Some or All US Branch Transactions” indicates that Principal may conduct Uncleared Swap transactions with Recipient by or through one or more branches in the United States.

☐	No US Branch Transactions
☐	Some or All US Branch Transactions

__________________

[18]	See CFTC Reg. 23.160(a).
[19]

See CFTC Reg. 23.160(b)(2)(ii) and 81 Fed. Reg. at 34832 (“[T]he Commission believes that a non-U.S. CSE should be subject to the Commission’s margin requirements when conducting swap activities from within the United States by or through a U.S. branch.”).

(C)	CFTC Cross-Border Status – US Guarantees [20]

If “None of the above” was checked under Section 6(a)(ii)(A), please indicate whether Principal’s obligations in respect of Uncleared Swaps with Recipient are guaranteed by a CFTC US Person by checking the appropriate box below.

Checking the box next to “No CFTC US Guarantees” indicates that, to Principal’s knowledge, none of Principal’s obligations in Uncleared Swaps with Recipient (other than Uncleared Swaps notified to Recipient in writing prior to execution) receive a CFTC Guarantee from a CFTC US Person.

Checking the box next to “CFTC US Guarantees” indicates that one or more of Principal’s obligations in Uncleared Swaps with Recipient receive a CFTC Guarantee from a CFTC US Person.

☐	No CFTC US Guarantees
☐	CFTC US Guarantees

(b)	Prudential Regulators

If the PR Margin Requirements may apply to the relationship between Principal and Recipient (i.e., if either Principal or Recipient is an Swap Entity regulated under the PR Margin Requirements), please complete each relevant subsection of this Section 6(b).

(i)	PR Entity Status [21]

Please indicate Principal’s entity status for purposes of PR Margin Requirements by checking the appropriate box below.  Checking a box indicates that Principal’s status is the status specified next to the box checked.

☐	Swap Dealer or Security-Based Swap Dealer for which there is a Prudential Regulator
☐	Major Swap Participant or Major Security-Based Swap Participant for which there is a Prudential Regulator
☐	Swap Entity for which there is not a Prudential Regulator
☒	PR Financial End User
☐	None of the above

__________________

[20]	See CFTC Reg. 23.160(b).
[21]	See PR Reg. _.2.

(ii)	PR Cross-Border Status [22]
(1)	PR Cross-Border Status – General

If any box other than “None of the above” has been checked in Section 6(a)(i), please indicate Principal’s status for purposes of jurisdictional rules under PR Margin Requirements by checking the appropriate box below.  Checking a box indicates that Principal’s status is the status specified next to the box checked.

☒	PR US Person [23]
☐	PR Foreign Consolidated Subsidiary
☐	None of the above
(2)	PR Cross-Border Status – PR US Branches & Agencies

If “None of the above” has been checked in Section 6(b)(ii)(1) and Principal has been identified as a Multibranch Entity in Section 1(b), please indicate whether Principal may book Uncleared Swaps or Uncleared Security-Based Swaps with Recipient to a PR US Branch or otherwise establish a PR US Branch as counterparty to such transactions 24 by checking the appropriate box below.

Checking the box next to “No PR US Branch Transactions” indicates that Principal will not book its Uncleared Swaps or Uncleared Security-Based Swaps contracts with Recipient to one or more PR US Branches or otherwise establish a PR US Branch as counterparty to such transactions.

Checking the box next to “Some or All PR US Branch Transactions” indicates that Principal may book some or all of its Uncleared Swaps or Uncleared Security-Based Swaps contracts with Recipient to one or more PR US Branches or otherwise establish a PR US Branch as counterparty to such transactions.

☐	No PR US Branch Transactions
☐	Some or All PR US Branch Transactions

__________________

[22]	See PR Reg. _.9(b).
[23]

Important note for Multibranch Entities:  For the purposes of this form, the defined term “PR US Person” does not include branches and agencies organized or licensed under US law, even though PR Reg. _.9(b)(1) treats a US branch or agency of non-US banks as “an entity organized under the laws of the United States or any State.”  A bank that is not organized in the United States or a PR Foreign Consolidated Subsidiary should check the “None of the above” box in response to this question, and use Section 6(b)(ii)(2) to advise Recipient as to whether it will book transactions to a US branch or agency.

[24]

The US prudential regulators indicated that they would “generally consider the entity to which the swap is booked as the counterparty” for purposes of section _.9 of the PR Margin Requirements.  See 80 Fed. Reg. at 74883 & n. 183.

(3)	PR Cross-Border Status – US Guarantees

If “None of the above” has been checked in Section 6(b)(ii)(1) please indicate whether Principal’s obligations in respect of Uncleared Swaps or Uncleared Security-Based Swaps with Recipient may be guaranteed by a PR US Person, PR US Branch or PR Foreign Consolidated Subsidiary by checking the appropriate box below.

Checking the box next to “No PR US Guarantees” indicates that, to Principal’s knowledge, none of Principal’s Uncleared Swaps and Uncleared Security-Based Swaps with Recipient (other than Uncleared Swaps and Uncleared Security-Based Swaps notified to Recipient in writing prior to execution) are guaranteed by a PR US Person, PR US Branch or PR Foreign Consolidated Subsidiary.

Checking the box next to “PR US Guarantees” indicates that one or more of Principal’s Uncleared Swaps and Uncleared Security-Based Swaps with Recipient may be guaranteed by a PR US Person, PR US Branch or PR Foreign Consolidated Subsidiary.

☐	No PR US Guarantees
☐	PR US Guarantees

(c)	Swaps Hedging Exemption [25]

If Principal is eligible for, and may want to take advantage of, a Swaps Hedging Exemption from margin requirements, please complete each relevant subsection of this Section 6(c).26  If Principal is not eligible for, or does not intend to use, a Swaps Hedging Exemption you may skip this section.

(i)	Hedging Exemption Status

Please check one or more of the boxes below, if applicable.  Checking a box indicates that Principal is eligible, subject to satisfying any applicable transaction-specific requirements, to rely on the specified Swaps Hedging Exemption from the applicable US Margin Requirements.  Persons checking these boxes should note that: (i) checking a box does not constitute an election by Principal to use such exemption in connection with any particular Uncleared Swap and (ii) Recipient may require additional information in order to rely upon the exemption for any particular Uncleared Swap.  Skipping this section does not preclude a Principal that is eligible for a Swaps Hedging Exemption from electing such Swaps Hedging Exemption at a later date in respect of any Swap.

☐	CFTC Non-Financial Entity Exemption
☐	CFTC Small Bank Exemption
☐	CFTC Captive Finance Company Exemption
☐	CFTC Exempt Cooperative Exemption
☐	CFTC Treasury Affiliate Exemption [27]
(ii)	Swaps Hedging Exemption Elections

If any box has been checked in Section 6(c)(i), please indicate below whether Principal will rely on a Swaps Hedging Exemption from margin requirements by checking the appropriate box below.

Checking the box next to “All Transactions” indicates that, unless it otherwise notifies Recipient in writing prior to the execution of the relevant Swaps that will not be entered into in reliance on a Swaps Hedging Exemption indicated in Section 6(c)(i) above, Principal will enter into all of its Uncleared Swaps with Recipient in reliance on a Swaps Hedging Exemption indicated in Section 6(c)(i) above and that it will comply with the terms of the relevant exemption, including but not limited to,

__________________

[25]	[25]See PR Reg. _.1(d) and CFTC Reg. 23.150(b).
[26]

This section is substantially similar to provisions in the March 2013 ISDA DF Protocol.  However, unlike certain of the provisions therein, this section is not specific to swaps that are subject to a mandatory clearing determination under CEA § 2(h).  See Part IV of Schedule 2 to the March 2013 DF Supplement.

[27]	Note that Section 705 of the Consolidated Appropriations Act, 2016, Pub. L. 114-113, made amendments to CEA § 2(h)(7)(D) and Exchange Act § 3C(g)(4).

any applicable requirement that such transaction is entered into in order to “hedge or mitigate commercial risk.”28

Checking the box next to “Not All Transactions” indicates that Principal may not enter into all Uncleared Swaps with Recipient in reliance on a Swaps Hedging Exemption and that if it does rely on a Swaps Hedging Exemption for a particular transaction, it will comply with the terms of the relevant exemption, including but not limited to any requirement that such transaction is entered into in order to “hedge or mitigate commercial risk.”

☐	All Transactions
☐	Not All Transactions
(iii)	Swaps Hedging Exemption Reporting [29]

If any box has been checked in Section 6(c)(i), please indicate if Principal will satisfy the Swaps Hedging Exemption Reporting Requirement by making an annual filing or require Recipient to satisfy such reporting requirement by checking the appropriate box below.

Checking the box next to “Annual Filing by Principal” indicates that: (i) unless Principal otherwise notifies Recipient in writing prior to the execution of the relevant Uncleared Swap, as applicable, Principal will satisfy the Swaps Hedging Exemption Reporting Requirement by making an annual filing and (ii) all information reported in connection with Principal’s satisfaction of the Swaps Hedging Exemption Reporting Requirement is true, accurate and complete in every material respect.

Checking the box next to “Trade Filing by Recipient” indicates that Principal intends to cause Recipient to satisfy the Swaps Hedging Exemption Reporting Requirement.

☐	Annual Filing by Principal
☐	Trade Filing by Recipient

__________________

[28]	See CEA § 2(h)(7)(A)(ii) and CFTC Reg. 50.50(c).
[29]	See PR Reg. _.1(d) and CFTC Reg. 23.150(b).

(iv)	Swaps Hedging Exemption Information

If the box next to “Trade Filing by Recipient” in Section 6(c)(iii) has been checked, the following subsections may be completed to supply information required for such filings.

(1)	Financial Obligations [30]

Please indicate how Principal generally meets its financial obligations associated with entering into Uncleared Swaps by checking one or more boxes below, as appropriate.

☐	A written credit support agreement
☐	Pledged or secured assets (including posting or receiving margin pursuant to a credit support arrangement or otherwise)
☐	A written third party guarantee
☐	Its available financial resources
☐	Means other than those described in any of the foregoing options
(2)	SEC Issuer/Filer

Please check one of the boxes below.  Checking the box next to “SEC Issuer/Filer” indicates that Principal is an issuer of securities registered under Section 12 of the Exchange Act or is required to file reports under Section 15(d) of the Exchange Act.31  Checking the box next to “Not an SEC Issuer/Filer” indicates that Principal is not an issuer of securities registered under Section 12 of the Exchange Act and is not required to file reports under Section 15(d) of the Exchange Act.

☐	SEC Issuer/Filer
☐	Not an SEC Issuer/Filer

__________________

[30]	See CFTC Reg. 50.50(b)(iii)(C).
[31]

See CFTC Reg. 50.50(b)(iii)(D).  The CFTC has interpreted the meaning of “issuer of securities” in this context in the same manner as the SEC did in its proposal for implementing the end-user exception to mandatory clearing of security-based swaps, and so the phrase has been interpreted to cover entities that are “controlled” by issuers of securities. See 77 Fed. Reg. 42560, 42570 (July 19, 2012) (citing 75 Fed. Reg. 79992, 79996 & n. 34 (Dec. 21, 2010)) (“[A] counterparty invoking the end-user clearing exception is considered by the [SEC] to be an issuer of securities registered under Exchange Act Section 12 or required to file reports pursuant to Exchange Act Section 15(d) if it is controlled by a person that is an issuer of securities registered under Exchange Act Section 12 or required to file reports pursuant to Exchange Act Section 15(d).”).

(3)	SEC Central Index Key Number [32]

If “SEC Issuer/Filer” has been checked in Section 6(c)(iv)(2), please provide Principal’s SEC Central Index Key number here:

(4)	Board Approval [33]

If “SEC Issuer/Filer” has been checked in Section 6(c)(iv)(2), please indicate whether an appropriate committee of Principal’s board of directors (or equivalent body) reviewed and approved the decision to enter into Uncleared Swaps that are exempt from the Clearing Requirements by checking the appropriate box below.

Checking the box next to “Board Approved” confirms that an appropriate committee of Principal’s board of directors (or equivalent body) has reviewed and approved the decision to enter into Uncleared Swaps that are exempt from the Clearing Requirements.

Checking the box next to “No Board Approval Confirmation” indicates that Principal does not confirm at this time that an appropriate committee of Principal’s board of directors (or equivalent body) has reviewed and approved the decision to enter into Uncleared Swaps that are exempt from the Clearing Requirements.

☐	Board Approved
☐	No Board Approval

__________________

[32]	See CFTC Reg. 50.50(b)(iii)(D)(1).
[33]	See CFTC Reg. 50.50(b)(iii)(D)(2).

(d)	United States AANA Information

If any box other than “None of the above” has been checked in either Section 6(a)(i) or Section 6(b)(i) of this Letter,34 please complete each relevant subsection of this Section 6(d), as applicable.

(i)	US AANA Group Information

Please complete each of the questions below, as applicable.

(1)	Is Principal a member of a US AANA Group?
☒	Yes
☐	No
(2)	If Principal is a member of a US AANA Group, provide the following information for the ultimate parent entity of such US AANA Group:

Legal Name:		America First Multifamily Investors, L.P.
Entity Identifier:		54930029TGND09JQHI13
Address:	1004 Farnam Street

Country:	USA	City:	Omaha	State:	NE
Zip Code:	68102

__________________

[34]	I.e., if it has been indicated that Principal is a regulated swap entity in the United States, a CFTC Financial End User or PR Financial End User.

(ii)	2016 US AANA Threshold[35]

Please check one of the boxes below.

•	Checking the first box below indicates that Principal’s US AANA for 2016 is above $3 trillion and that it has Material Swaps Exposure.[36]
•	Checking the second box below indicates that Principal’s US AANA for 2016 is not above $3 trillion or that Principal does not have Material Swaps Exposure.
•	Checking the third box below indicates that Principal’s US AANA information will be separately reported by its US Ultimate Parent(s).
•

Checking the fourth box below indicates that Principal’s US AANA information will be separately reported by a third party other than its US Ultimate Parent; if the fourth box is checked, please also provide appropriate contact information for that third party.

☐	Above $3 trillion US AANA and Material Swaps Exposure
☒	Not above $3 trillion US AANA or no Material Swaps Exposure
☐	US AANA information will be separately reported by Principal’s US Ultimate Parent
☐	US AANA information will be separately reported by the following person:

Legal Name:
Entity Identifier:
Address:

Country:	City:
Province/State:
Postal Code/Zip Code:

__________________

[35]

See PR Reg. _.1(e)(1); CFTC Reg. 23.161(a)(1).  Please note that counterparties may have to exchange AANA information on an annual basis, for which ISDA may publish a separate form, and ISDA Amend will be built to facilitate, subsequent exchanges of AANA information.

[36]

Under the compliance schedule in CFTC Reg. 23.161(a), compliance with minimum margin requirements will be required in the first compliance phase where a covered swap entity and its counterparty exceed the specified US AANA for 2016.  Under the rules, compliance with IM requirements is required with respect to a “covered counterparty,” which is defined as a “financial end user with material swaps exposure or a swap entity ….”  See CFTC Reg. 23.151.  Thus, for transactions with entities other than “swap entities,” a covered swap entity would theoretically want to know whether such entity is over the US AANA threshold and whether it has “material swaps exposure” (which has a different measuring period than US AANA).  A similar issue arises under PR Reg. _.1(e)(1).

(iii)	US AANA Threshold Estimate

If Principal’s US AANA is not above $3 trillion in 2016, please indicate the estimated year (if any) in which Principal expects to cross the relevant US AANA threshold by checking the appropriate box below.  A person completing this form may also select “Decline to answer” in this section.

This information is not mandatory, is not a representation that Principal will, in fact, cross the relevant threshold in the indicated year, and is provided solely to enable Recipient to plan for future documentation or other changes that may be necessary to comply with regulatory initial margin requirements.

☐	2017	($2.25 trillion US AANA)[37]
☐	2018	($1.5 trillion US AANA)[38]
☐	2019	($.75 trillion US AANA)[39]
☐	2020	(Material Swaps Exposure)[40]
☒	2021	None of the above
☐	Decline to answer

__________________

[37]	See PR Reg. _.1(e)(3); CFTC Reg. 23.161(a)(3).
[38]	See PR Reg. _.1(e)(4); CFTC Reg. 23.161(a)(4).
[39]	See PR Reg. _.1(e)(5); CFTC Reg. 23.161(a)(5).
[40]	This would be $8 billion, but note that the measuring period for “material swaps exposure” is different from US AANA. See PR Reg. _.1(e)(6); CFTC Reg. 23.161(a)(6).

The information provided in this Letter is, to the best of Principal’s knowledge and belief accurate as of the date of completion of this Regulatory Margin Self-Disclosure Letter.  As to information other than answers provided in Sections 3(c)(iii), 6(d)(iii), 4(c)(iii) and 5(c)(iii), Principal agrees to promptly provide updates if any such information changes in any material respect.

[Name of Principal][1] ATAX TEBS II, LLC
By:	s/ Craig S. Allen
Name:	Craig S. Allen
Title:	CFO
Date of Completion:	June 9, 2017

_____________________

[1]

If this Letter is being delivered by an agent on behalf of one or more Principals, the agent should insert “as agent for [name of Principal][the Principals named on the attached sheet].”  If the agent is acting on behalf of more than one Principal, (i) it may list the names of such Principals on a separate sheet and (ii) this Letter should be treated as if it were a separate Letter with respect to each Principal listed on such sheet.  Similarly, if this Letter is being delivered by a trustee on behalf of one or more trusts or trust funds, the trustee should insert “as trustee for [name of trust or trust fund][the [trusts][trust funds] named on the attached sheet].”

Appendix I:  Definitions – General Biographical Information

“Covered Margin Requirements” means the Canada OSFI Margin Requirements, the Draft EU

Margin Requirements, the CFTC Margin Requirements, the PR Margin Requirements, the SEC Margin Requirements, the Japan Margin Requirements and the FMIA Margin Requirements.

“Entity Identifier” means an [LEI/GEI/other acceptable identifier].

“Letter” or “Self-Disclosure Letter”  means this Regulatory Margin Self-Disclosure Letter, as published by the International Swaps and Derivatives Association, Inc. on June 30, 2016.

“Multibranch Entity” means a bank or other entity that has local branches, offices or agencies in multiple jurisdictions for purposes of any of the Covered Margin Requirements.

“Principal” means the market participant whose information is disclosed in this Letter, as identified in Section 1(a).

“Recipient” means the derivatives counterparty of Principal to whom this Letter is or will be delivered.

Appendix II:  Definitions – Canada Information

Canada AANA” means an amount in CAD equal to the aggregate month-end average notional amount of E-22 NCC Derivatives for March, April and May of a given year for a Canada AANA Group, excluding inter-affiliate transactions but, for the avoidance of doubt, including physically settled foreign exchange forward transactions and physically settled foreign exchange swaps.

“Canada AANA Group” means a group of entities for which consolidated financial statements are prepared.42

“Canada Branch FRFI” means any of the following: (i) a Canadian branch of an authorized foreign bank established under the Bank Act (Canada); and (ii) a branch of a foreign company conducting insurance business in Canada under the Insurance Companies Act (Canada).43

“Canada OSFI Margin Requirements” means Guideline E-22.

“Canada Ultimate Parent” means the person identified in Section 2(c)(i)(2) of this Letter.

“Covered Entity” means an E-22 Financial Entity that belongs to a Canada AANA Group44 for which the Canada AANA for 2016 or any year thereafter exceeds CAD $12 billion.  Notwithstanding the foregoing, Covered Entity does not include any entity that is an Excluded Covered Entity.

“Domestic FRFI” means any of the following:  (i) a bank organized under the Bank Act

(Canada); (ii) a bank holding company organized under the Bank Act (Canada); (iii) a company organized under the Trust and Loan Companies Act (Canada); (iv) an association organized under the Cooperative Credit Associations Act (Canada); (v) a company organized under the

Insurance Companies Act (Canada); and (vi) an insurance holding company organized under the Insurance Companies Act (Canada).

“E-22 Derivative” means a financial contract whose value depends on, or is derived from, the value of one or more underlying reference assets.  The value can be determined by fluctuations of the underlying asset, which may include stocks, bonds, commodities, currencies, interest rates and market indices.  Physically settled commodity transactions are not included in the definition of “E-22 Derivative”.

_______________

[42]	For purposes of Guideline E-22, a Canada AANA Group can consist of a single entity.
[43]

While the Insurance Companies Act (Canada) does not use the concept of a branch, OSFI refers to a foreign company in respect of its insurance business in Canada as operating on a branch basis.  See footnote 6 of Guideline E-22.

[44]	For the purposes of applying the Covered Entity definition to investment funds, OSFI provides in Guideline E22 as follows:

[i]nvestment funds that are managed by an investment advisor are considered distinct entities that are treated separately when applying the threshold [i.e., the CAD $12 billion threshold] as long as the funds are distinct legal entities that are not collateralised by or are otherwise guaranteed or supported by other investment funds or the investment advisor in the event of fund insolvency or bankruptcy.

“E-22 Financial Entity” means a legal entity whose main business includes the management of financial assets, lending, factoring, leasing, provision of credit enhancements, securitisation, investments, financial custody, proprietary trading and other financial services activities.  This includes (but is not limited to) deposit-taking institutions, insurance companies, pension funds, hedge funds, and asset managers.

“E-22 NCC Derivative” means an E-22 Derivative that is not cleared through a central counterparty.

“Excluded Covered Entity” means the Bank for International Settlements, central counterparties, Excluded Entities, Exempt Multilateral Development Institutions, public sector entities, multilateral development banks eligible for a zero risk weight under OSFI’s Capital Adequacy Requirements (CAR) Guideline and sovereigns.

“Excluded Entities” means (i) treasury affiliates that undertake risk management activities on behalf of affiliates within a corporate group; (ii) any special purpose entity (“SPE”) established for the purpose of financing a specific pool or pools of assets or underwriting a specific set of risk exposures, in each case, by incurring indebtedness; provided that the indebtedness of the SPE, including obligations owing to the SPE’s swap counterparties, is secured by the specific pool or pools of financed assets; (iii) any SPE established by an investment fund for the purpose of acquiring and holding real estate or other physical assets on behalf of or at the direction of the investment fund; (iv) any SPE established for the purpose of acquiring or investing in real estate; and (v) any collective investment vehicle established for the purpose of investing in real estate or other physical assets.

“Exempt Multilateral Development Institutions” means the International Bank for

Reconstruction and Development, the International Finance Corporation, the Asian Development Bank, the African Development Bank, the European Bank for Reconstruction and Development, the Inter-American Development Bank, the European Investment Bank, the European Investment Fund, the Nordic Investment Bank, the Caribbean Development Bank, the Islamic Development Bank, the Council for Europe Development Bank and the International Finance Facility for Immunisation.

“Guideline E-22” means OSFI Guideline E-22 Margin Requirements for Non-Centrally Cleared Derivatives published by the OSFI in February 2016.

“OSFI” means the Office of the Superintendent of Financial Institutions Canada.

“public sector entities” means (i) entities directly or wholly owned by a government; (ii) schools boards, hospitals, universities and social service programs that receive regular government financial support and (iii) municipalities.

Appendix III:  Definitions – EU Information

Article 1(4)(a) Entity” means a member of the European System of Central Banks and other Member States’ bodies performing similar functions and other European Union public bodies charged with or intervening in the management of public debt.

“Article 1(4)(b) Entity” means the Bank for International Settlements.

“Article 1(4)(c) Entity” means any central bank or public bodies charged with or intervening in the management of public debt in Japan or the United States of America.

“Article 1(5)(a) Entity” means any multilateral development banks, as listed under Section 4.2 of Part 1 of Annex VI to Directive 2006/48/EC.

“Article 1(5)(b) Entity” means any public sector entities within the meaning of point (18) of Article 4 of Directive 2006/48/EC where they are owned by central governments and have explicit guarantee arrangements provided by central governments.

“Article 1(5)(c) Entity” means the European Financial Stability Facility and the European Stability Mechanism.

“CCP” means a legal person that interposes itself between the counterparties to the contracts traded on one or more financial markets, becoming the buyer to every seller and the seller to every buyer.

“Draft EU Margin Requirements” means the final draft regulatory technical standards on riskmitigation techniques for OTC derivative contracts not cleared by a CCP under Article 11(15) of EMIR dated March 8, 2016.

“DSF Guarantee” means an EU Guarantee provided by an FC to a Third Country Entity that, under Article 2(1) of Regulation (EU) No 285/2014 of the European Parliament and of the Council with regard to regulatory technical standards on direct, substantial and foreseeable effect of contracts within the Union and to prevent the evasion of rules and obligations dated 13 February 2014, causes one or more OTC derivative contracts between the Third Country Entity and a counterparty to have a “direct, substantial and foreseeable effect” within the European Union.

“EMIR” means Regulation (EU) No 648/2012 of the European Parliament and of the Council on OTC derivatives, central counterparties and trade repositories dated 4 July 2012.

“EU AANA” means an aggregate month-end average notional amount of non-centrally cleared derivatives, as calculated in accordance with the Draft EU Margin Requirements.

“EU AANA Group” means a “group,” as defined in Article 2, paragraph 16 of EMIR.

“EU Guarantee” means a “guarantee,” as defined in Article 1 of Regulation (EU) No 285/2014 of the European Parliament and of the Council with regard to regulatory technical standards on direct, substantial and foreseeable effect of contracts within the Union and to prevent the evasion of rules and obligations dated 13 February 2014.

“EU Ultimate Parent” means the “parent undertaking,” as such term is defined in Article 2(21) of EMIR.

“European Union” or “Union” means the economic and political union established in 1993 by the Maastricht Treaty, with the aim of achieving closer economic and political union between member states that are primarily located in Europe.

“Exempt Entity” means an Article 1(4)(a) Entity, an Article 1(4)(b) Entity, an Article 1(4)(c) Entity, an Article 1(5)(a) Entity, an Article 1(5)(b) Entity, an Article 1(5)(c) Entity, or a Non-Undertaking.

“FC” means “financial counterparty,” within the meaning of Article 2(8) of Regulation (EU) No 648/2012.

“Member States” has the meaning given to it in EMIR.

“NFC” means an undertaking established in the European Union other than a CCP or an FC.

“NFC-” means an NFC that is not an NFC+.

“NFC+” means an NFC that meets the conditions referred to in Article 10(1)(b) of EMIR.

“Non-Undertaking” means a natural or legal person who/which is not an undertaking for purposes of EMIR.45

“Third Country Entity” means an entity that is a “third country entity” as that term is used in EMIR.46

___________________________

[45]

The concept of an “undertaking” is not defined in EMIR.  The European Commission, in its EMIR FAQs (available at http://ec.europa.eu/internal_market/financial-markets/docs/derivatives/emir-faqs_en.pdf) has given its interpretation of what constitutes an “undertaking” for EMIR purposes.

[46]

The term “third country entity” is not defined in EMIR. However, in the context of application of certain obligations, EMIR distinguishes between entities that are established in the EU and entities that are not established in the EU. For the purposes of this question therefore, a “third country entity” means an entity that is not established in the EU (subject to the points below).

The meaning of “established” has also not been defined in this context – existing commentary from European authorities suggests that it refers to the jurisdiction in which an entity is incorporated or otherwise constituted (rather than any physical presence from which it does business, to the extent that this differs from its jurisdiction of incorporation or constitution); for example, an entity which is incorporated outside the EU but has a physical presence in the EU by way of a branch would still be a third country entity. Each entity must determine for itself where it is “established” for these purposes.

Appendix IV:  Definitions – Japan Information

Cabinet Office Ordinance on Financial Instrument Businesses etc.” means the Cabinet Office Ordinance on Financial Instrument Businesses etc. (kin’yuu shouhin torihiki gyou tou ni kansuru naikakufu rei) (Cabinet Office Ordinance No. 52 of August 6, 2007), as amended.

“Commodity Clearing Organization” means a commodity clearing organization (shouhin torihiki seisan kikan) as defined in Article 2, Paragraph 18 of the Commodity Derivatives Act. “Commodity Derivatives Act” means the Commodity Derivatives Act of Japan (shouhin sakimono torihiki hou) (Act No. 239 of August 5, 1950), as amended.

“Commodity Transaction Obligation Assumption Business” means the commodity transaction obligation assumption business (shouhin torihiki saimu hikiuke gyou) as defined in Article 2, Paragraph 17 of the Commodity Derivatives Act.

“Enforcement Ordinance of the FIEA” means the Enforcement Ordinance of the FIEA (kin’yuu shouhin torihiki hou sekou rei) (Ordinance No. 321 of September 30, 1965), as amended.

“FIBO etc.” means a Financial Instruments Business Operator etc. (kin’yuu shouhin torihiki gyousha tou) as defined in Article 34 of the FIEA. “FIEA” means the Financial Instruments and Exchange Act of Japan (kin’yuu shouhin torihiki hou) (Act No. 25 of April 13, 1948), as amended.

“Financial Instruments Clearing Organization” means a financial instruments clearing organization (kin’yuu shouhin torihiki seisan kikan) as defined in Article 2, Paragraph 29 of the FIEA.

“Financial Instruments Obligation Assumption Business” means the financial instruments obligation assumption business (kin’yuu shouhin saimu hikiuke gyou) as defined in Article 2, Paragraph 28 of the FIEA.

“Financial Instruments Obligation Assumption Business Operator” means a business operator subject to an assumption of obligations of financial instruments (kin’yuu shouhin saimu hikiuke gyou taishou gyou sha) as defined in Article 2, Paragraph 28 of the FIEA.

“Foreign Financial Instruments Clearing Organization” means a foreign financial instruments clearing organization (gaikoku kin’yuu shouhin torihiki seisan kikan) as defined in Article 2, Paragraph 29 of the FIEA.

“Interoperable Clearing Organization, etc.” means an interoperable clearing organization, etc. (renkei seisan kikan tou) as defined in Article 156-20-16, Paragraph 1 of the FIEA.

“Interoperable Financial Instruments Obligation Assumption Business” means the interoperable financial instruments obligation assumption business (renkei kin’yuu shouhin saimu hikiuke gyoumu) as defined in Article 156-20-16, Paragraph 1 of the FIEA.

“Japan AANA” means (i) in respect of the Regulated FIBO etc., an aggregate month-end average notional amount of Principal and its Japan AANA Group (excluding Principal) from March to May of the year immediately preceding the Reference Year (from March to May of the Reference Year if the Reference Time falls between September and December) of the following transactions (limited to transactions whereby both parties fall within (x) an entity provided in Article 123, Paragraph 11, Item 1(i) or (y) an entity other than the entity provided in Article 123, Paragraph 11, Item 4(i) of the Cabinet Office Ordinance on Financial Instrument Businesses etc. and excluding any transactions entered into by and among its Japan AANA Group):

(a)

Non-cleared OTC Derivative Transactions (except for those cleared by a corporation or other legal entity that is established under a law other than Japanese law and that conducts the same type of business as the Financial Instruments Obligation Assumption Business outside of Japan with respect to the Non-cleared OTC Derivative Transactions entered into by an entity other than the Financial Instruments Obligation Assumption Business Operator);

(b)

OTC Commodity Derivative Transactions (except for those cleared by the Commodity Clearing Organization or a corporation or other legal entity that is established under a law other than Japanese law and that conducts the same type of business as the Commodity Transaction Obligation Assumption Business or the business provided for in Article 170, Paragraph 1 of the Commodity Derivatives Act outside of Japan); and

(c)	foreign exchange forward transactions (sakimono gaikoku kawase torihiki),
(ii)

in respect of the Regulated FIBO etc. Equivalent at Offshore, an estimated aggregate month-end average notional amount of Principal and its Japan AANA Group (excluding Principal) from March to May of the year immediately preceding the Reference Year (from March to May of the Reference Year if the Reference Time falls between September and December) that are determined in a reasonable manner based on various factors including, but not limited to, certain features of the transactions with respect to the following transactions (limited to transactions whereby both parties fall within (x) an entity provided in Article 123, Paragraph 11, Item 1(i) or (y) an entity other than the entity provided in Article 123, Paragraph 11, Item 4(i) of the Cabinet Office Ordinance on Financial Instrument Businesses etc. and excluding any transactions entered into by and among its Japan AANA Group):

(a)

OTC Derivative Transactions (except for those cleared by (x) a Financial Instruments Clearing Organization (including an Interoperable Clearing Organization, etc. if such Financial Instruments Clearing Organization conducts the Interoperable Financial Instruments Obligation Assumption Business), (y) a Foreign Financial Instruments Clearing Organization or (z) a corporation or other legal entity that is established under a law other than Japanese law and that conducts the same type of business as the Financial Instruments Obligation Assumption Business outside of Japan);

(b)

OTC Commodity Derivative Transactions (except for those cleared by the Commodity Clearing Organization or a corporation or other legal entity that is established under a law other than Japanese law and that conducts the same type of business as the Commodity Transaction Obligation Assumption Business or the business provided for in Article 170, Paragraph 1 of the Commodity Derivatives Act outside of Japan); and

(c)	foreign exchange forward transactions, and
(iii)

in respect of the Regulated Trustee, an aggregate month-end average notional amount of Principal as trustee for a trust from March to May of the year immediately preceding the Reference Year (from March to May of the Reference Year if the Reference Time falls between September and December) with respect to the following transactions (limited to transactions whereby both parties fall within (x) an entity provided in Article 123, Paragraph 11, Item 1(i) or (y) an entity other than the entity provided in Article 123, Paragraph 11, Item 4(i) of the Cabinet Office Ordinance on Financial Instrument Businesses etc.):

(a)	Non-cleared OTC Derivative Transactions;
(b)

OTC Commodity Derivative Transactions (except for those cleared by the Commodity Clearing Organization or a corporation or other legal entity that is established under a law other than Japanese law and that conducts the same type of business as the Commodity Transaction Obligation Assumption Business or the business provided for in Article 170, Paragraph 1 of the Commodity Derivatives Act outside of Japan); and

(c)	foreign exchange forward transactions.

“Japan AANA Group” means a group of the Subsidiaries etc. (if any), the Parent Companies etc. (if any) and the Subsidiaries etc. of such Parent Companies etc. (if any).

“Japan Margin Requirements” means the margin requirements as provided in Article 40, Item 2 of the FIEA and Article 123, Paragraph 1, Items 21-5 and 21-6 and Paragraphs 7 to 11 of the Cabinet Office Ordinance on Financial Instrument Businesses etc.

“Japan Ultimate Parent” means each person identified in Section 4(c)(ii) of this Letter.

“Non-cleared OTC Derivative Transaction” means a non-cleared OTC derivative transaction (hi seisan tentou deribathibu torihiki) as defined in Article 123, Paragraph 1, Item 21-5 of the Cabinet Office Ordinance on Financial Instrument Businesses etc.

“OTC Commodity Derivative Transaction” means an OTC commodity derivative transaction (tentou shouhin deribathibu torihiki) as defined in Article 2, Paragraph 14 of the Commodity Derivatives Act.

“OTC Derivative Transaction” means an OTC derivative transaction (tentou deribathibu torihiki) as defined in Article 2, Paragraph 22 of the FIEA.

“Parent Companies etc.” means parent companies etc. (oya gaisha tou) as defined in Article 1516, Paragraph 3 of the Enforcement Ordinance of the FIEA.

“Reference Time” means the time when a Non-cleared OTC Derivative Transaction is entered into.

“Reference Year” means the year into which the Reference Time falls.

“Regulated FIBO etc.” means a FIBO etc. which does not fall into any of the categories provided in Article 123, Paragraph 10, Item 4(i) and (ro) of the Cabinet Office Ordinance on Financial Instrument Businesses etc. (excluding a FIBO etc. which falls into the category of the Regulated Trustee).

“Regulated FIBO etc. Equivalent at Offshore” means a person (i) who is not a FIBO etc. and

(ii) which satisfies the conditions provided in Article 123, Paragraph 10, Item 1(i) and (ro) of the Cabinet Office Ordinance on Financial Instrument Businesses etc.

“Regulated Trustee” means a FIBO etc. which acts as trustee for a trust whose trust assets do not satisfy the condition provided in Article 123, Paragraph 10, Item 2 of the Cabinet Office Ordinance on Financial Instrument Businesses etc.  For the avoidance of doubt, Non-cleared OTC Derivative Transactions which belong to such trust will not be exempt from the Japan Margin Requirements.

“Subsidiaries etc.” means subsidiaries etc. (ko gaisha tou) as defined in Article 15-16, Paragraph 3 of the Enforcement Ordinance of the FIEA.

Appendix V:  Definitions – Switzerland Information

“FC-” means a “financial counterparty” which is small within the meaning of Article 99 FMIA in conjunction with Article 88 (2) FMIO.

“FC+” means a “financial counterparty” within the meaning of Article 93 (2) FMIA which is not an FC-.

“FMIA” means the Swiss Federal Act on Financial Market Infrastructures and Market Conduct in Securities and Derivatives Trading of 19 June 2015.

“FMIA AANA” means an aggregate month-end average notional amount of non-centrally cleared derivatives, as calculated in accordance with Article 131(4)(a) and (5)(a–d) FMIO respectively.

“FMIA AANA Group” means a financial group, an insurance group or any group within the meaning of Article 131(4)(a) and (5)(a–d) FMIO, respectively.

“FMIA Article 93(4)(a) Entity” means multilateral development banks.

“FMIA Article 93(4)(b) Entity” means organisations, including social security institutions, belonging to the Swiss Confederation, cantons or communes or for which the Swiss Confederation, canton or commune in question is liable and provided that they are not Swiss financial counterparties.

“FMIA Article 94(1)(a) Entity” means the Swiss Confederation, cantons and communes.

“FMIA Article 94(1)(b) Entity” means the Swiss National Bank.

“FMIA Article 94(1)(c) Entity” means the Bank for International Settlements.

“FMIA Article 94(2) Entity” means an entity excluded from Chapter 1 (Derivatives Trading) of Title 3 (Market Conduct) of FMIA, by the Federal Council under Article 94(2) of FMIA and accordingly includes an entity falling within the list of public state bodies set out in Article 79 of FMIO, namely: (a) foreign central banks; (b) the European Central Bank; (c) the European Financial Stability Facility; (d) the European Stability Mechanism; (e) official bodies or state departments that are responsible for or involved in administering the national debt; and (f) financial institutions set up by a central government or by the government of a subordinate regional body in order to grant promotional loans on the state’s behalf on a non-competitive, non-profit-oriented basis.

“FMIA Exempt Entity” means a FMIA Article 93(4)(a) Entity, a FMIA Article 93(4)(b) Entity, a FMIA Article 94(1)(a) Entity, a FMIA Article 94(1)(b) Entity, a FMIA Article 94(1)(c) Entity, a FMIA Article 94(2) Entity, or a FMIA Non-Undertaking Entity.

“FMIA Margin Requirements” means the FMIA margin requirements pursuant to Article 110 through 111 FMIA and Art. 94 and Art. 100 through 107 FMIO.

“FMIA Ultimate Parent” means the “parent undertaking” (as such term is defined in Art. 3(1)(a) FMIA).

“FMIA Non-Undertaking Entity” means a counterparty that is not an undertaking (Unternehmen/Entreprise) within the meaning of Article 77 FMIO.

“FMIA Third-Country Entity” means an entity that is a “third country entity” (ausländische Gegenpartei/contrepartie étrangère) as that term is used in FMIA and FMIO.47

“FMIO” means the Swiss Federal Council Ordinance on Financial Market Infrastructures and Market Conduct in Securities and Derivatives Trading of 25 November 2015.

“NFC-” means a “non-financial counterparty” which is small within the meaning of Article 98 FMIA in conjunction with Article 88 (1) FMIO.

“NFC+” means a “non-financial counterparty” within the meaning of Article 93 (3) FMIA which is not an NFC-.

_________________

[47]

The term “third country entity” (ausländische Gegenpartei/contrepartie étrangère) is not defined in the FMIA/FMIO. However, in the context of application of certain obligations, the FMIA distinguishes between entities that have their registered seat in Switzerland and entities that do not have their registered seat in Switzerland. As a result, if the counterparty has its registered seat in Switzerland it is subject to FMIA and therefore should not be considered as a third country entity from a FMIA perspective. A “FMIA Third Country Entity” means an entity that has no registered seat in Switzerland and is not a Swiss branch of a FMIA third country entity that is exceptionally subjected to the FMIA by the Federal Council due to not being adequately regulated and supervised in the third country entity’s home country.

Appendix VI:  Definitions – United States Information

“Affiliate” means (i) in the case of the PR Margin Requirements, an “affiliate,” as defined in PR Reg. _.2 and (ii) in the case of the CFTC Margin Requirements, a “margin affiliate,” as defined in CFTC Reg. 23.151.

“CEA” means the US Commodity Exchange Act, as amended.

“CFTC” means the US Commodity Futures Trading Commission.

“CFTC Captive Finance Company Exemption” means the exemption from margin requirements for an entity that qualifies for an exclusion from the definition of “financial entity” in Section CEA § 2(h)(7)(C)(iii).

“CFTC Exempt Cooperative Exemption” means the exemption from margin requirements for an entity that qualifies for an exception from clearing under a rule, regulation, or order that the CFTC issued pursuant to its authority under Section 4(c)(1) of the CEA concerning cooperative entities that would otherwise be subject to the requirements of CEA § 2(h)(1)(A).48

“CFTC Financial End User” means a “financial end user” as defined in CFTC Reg. 23.151.49

“CFTC Foreign Consolidated Subsidiary” means a “foreign consolidated subsidiary,” as defined in CFTC Reg. 23.160(a)(1).

“CFTC Guarantee” means a “guarantee” as defined in CFTC Reg. 23.160(a)(2).50

“CFTC Margin Requirements” means the margin requirements adopted by the CFTC pursuant to CEA § 4s(e).

“CFTC Non-Financial Entity Exemption” means the exemption from margin requirements for an entity that does not meet the general definition of “financial entity” in CEA § 2(h)(7)(C)(i).

“CFTC Small Bank Exemption” means the exemption from margin requirements for an entity that qualifies for an exclusion from the definition of “financial entity” in CEA § 2(h)(7)(C)(ii) and CFTC Regulation 50.50(d).

_______________

[48]	See CFTC Regulation 50.51.
[49]	This definition, as it existed at the time of publication, is provided at the end of this Letter for ease of reference.
[50]

Solely for ease of reference, as of the date of publication of this Letter, CFTC Reg. 23.160(a)(2) states:  Guarantee means an arrangement pursuant to which one party to an uncleared swap has rights of recourse against a guarantor, with respect to its counterparty’s obligations under the uncleared swap. For these purposes, a party to an uncleared swap has rights of recourse against a guarantor if the party has a conditional or unconditional legally enforceable right to receive or otherwise collect, in whole or in part, payments from the guarantor with respect to its counterparty’s obligations under the uncleared swap. In addition, in the case of any arrangement pursuant to which the guarantor has a conditional or unconditional legally enforceable right to receive or otherwise collect, in whole or in part, payments from any other guarantor with respect to the counterparty’s obligations under the uncleared swap, such arrangement will be deemed a guarantee of the counterparty’s obligations under the uncleared swap by the other guarantor.

“CFTC Treasury Affiliate Exemption” means the exemption from margin requirements for an entity that satisfies the criteria in CEA § 2(h)(7)(D) and implementing regulations.

“CFTC US Person” means a “U.S. person,” as defined in CFTC Reg. 23.160(a)(10).5151

“Clearing Requirement” means (i) in the case of a Swap, CEA § 2(h)(1) and (ii) in the case of a Security-Based Swap, Exchange Act § 3C(a)(1).

“Exchange Act” means the US Securities Exchange Act of 1934, as amended.

“Hedging Exempt Swap” means a Swap or Security-based Swap that is exempt pursuant to PR Reg. _.1(d), CFTC Reg. 23.150(b) or Section 15F(e)(4) of the Exchange Act.

“Major Security-Based Swap Participant” means a “major security-based swap participant,” as defined in Exchange Act § 3(a)(67) and the rules adopted thereunder.

“Major Swap Participant” means a “major swap participant,” as defined in CEA § 1a(33).

“Material Swaps Exposure” means “material swaps exposure,” as defined in PR Reg. _.2 and CFTC Reg. 23.151.

“PR Financial End User” means a “financial end user,” as defined in PR Reg. _.2.52

“PR Foreign Consolidated Subsidiary” means a Swap Entity that is a Subsidiary of an entity that is organized under the laws of the United States or any US State.

“PR Margin Requirements” means the margin requirements adopted by a Prudential Regulator pursuant to CEA § 4s(e) and Exchange Act § 15F(e).

“PR US Branch” means a branch or agency organized or licensed under the laws of the United States or any US State.

______________

[51]	Solely for ease of reference, as of the date of publication of this Letter, CFTC Reg. 23.160(a)(10) states:

U.S. person means: (i) A natural person who is a resident of the United States; (ii) An estate of a decedent who was a resident of the United States at the time of death; (iii) A corporation, partnership, limited liability company, business or other trust, association, joint-stock company, fund or any form of entity similar to any of the foregoing (other than an entity described in paragraph (a)(10)(iv) or (v) of this section) (a “legal entity”), in each case that is organized or incorporated under the laws of the United States or that has its principal place of business in the United States, including any branch of such legal entity; (iv) A pension plan for the employees, officers or principals of a legal entity described in paragraph (a)(10)(iii) of this section, unless the pension plan is primarily for foreign employees of such entity; (v) A trust governed by the laws of a state or other jurisdiction in the United States, if a court within the United States is able to exercise primary supervision over the administration of the trust; (vi) A legal entity (other than a limited liability company, limited liability partnership or similar entity where all of the owners of the entity have limited liability) that is owned by one or more persons described in paragraphs (a)(10)(i) through (v) of this section and for which such person(s) bears unlimited responsibility for the obligations and liabilities of the legal entity, including any branch of the legal entity; or (vii) An individual account or joint account (discretionary or not) where the beneficial owner (or one of the beneficial owners in the case of a joint account) is a person described in paragraphs (a)(10)(i) through (vi) of this section.

[52]	This definition, as it existed at the time of publication, is provided at the end of this Letter for ease of reference.

“PR US Person” means (i) an entity organized under the laws of the United States or any State other than a US branch, office or agency of a non-US bank or (ii) a natural person who is a resident of the United States.53

“Prudential Regulator” means a “prudential regulator,” as defined in CEA § 1a(39).

“SEC” means the US Securities and Exchange Commission.

“Security-Based Swap” means a “security-based swap,” as defined in Exchange Act § 3(a)(68) and the rules adopted thereunder.

“Security-Based Swap Dealer” means a “security-based swap dealer,” as defined in Exchange Act § 3(a)(71) and the rules adopted thereunder.

“Subsidiary” means a “subsidiary,” as defined in PR Reg. _.2.54

“Swap” means a “swap,” as defined in CEA § 1a(47) and the rules adopted thereunder.

“Swap Dealer” means a “swap dealer,” as defined in CEA § 1a(49) and the rules adopted thereunder.

“Swap Entity” means a Swap Dealer, a Security-Based Swap Dealer, a Major Swap Participant or a Major Security-Based Swap Participant.

“Swaps Hedging Exemption” means the exemptions from the PR Margin Requirements pursuant to PR Reg. _.1(d)(1) or from the CFTC Margin Requirements pursuant to CFTC Reg. 23.150(b).

“Swaps Hedging Exemption Reporting Requirement” means the reporting requirements of CFTC Reg. 50.50(b).

“Swaps Hedging Requirement” means the requirements of CFTC Reg. 50.50(c).

“Uncleared Swap” means, (i) in the case of the PR Margin Requirements, a “non-cleared swap,” as defined in PR Reg. _.2 and (ii) in the case of the CFTC Margin Requirements, an “uncleared swap,” as defined in CFTC Reg. 23.151.

___________________

53PR Reg. _.9(b)(1).

54Solely for ease of reference, as of the date of publication of this Letter, PR Reg. _.2 states, in relevant part:

Subsidiary. A company is a subsidiary of another company if: (1) The company is consolidated by company on financial statements the other prepared in accordance with U.S. Generally Accepted Accounting Principles, the International Financial Reporting Standards, or other similar standards; (2) For a company that is not subject to such principles or standards, if consolidation as described in paragraph (1) of this definition would have occurred if such principles or standards had applied; or (3) [The Agency] has determined that the company is a subsidiary of another company, based on [Agency’s] conclusion that either company provides significant support to, or is materially subject to the risks of loss of, the other company.

“Uncleared Security-Based Swap” means, (i) in the case of the PR Margin Requirements, a “non-cleared security-based swap,” as defined in PR Reg. _.2 and (ii) in the case of the CFTC Margin Requirements, an “uncleared security-based swap,” as defined in CFTC Reg. 23.151.

“US AANA” means the average daily aggregate notional amount of Uncleared Swaps, Uncleared Security-Based Swaps, Foreign Exchange Swaps and Foreign Exchange Forwards (other than Hedging Exempt Swaps) for March, April and May of [relevant year], where such amounts are calculated only for business days and transactions between Affiliates are only counted once.

“US AANA Group” means a group of Affiliates.

“US Foreign Exchange Forward” means a “foreign exchange forward,” as defined in CEA § 1a(24).

“US Foreign Exchange Swap” means a “foreign exchange swap,” defined in CEA § 1a(25).

“US Margin Requirements” means the PR Margin Requirements and the CFTC Margin Requirements.

“US Ultimate Parent” means the person identified in Section 6(e)(i)(2) of this Letter.

“CFTC Financial End User”

The definition of “financial end user” in CFTC Regulation 23.150 (as of June 30, 2016) is provided below solely for ease of reference.

Financial end user means—

(1)	A counterparty that is not a swap entity and that is:
(i)

A bank holding company or a margin affiliate thereof; a savings and loan holding company; a U.S. intermediate holding company established or designated for purposes of compliance with 12 C.F.R. 252.153; or a nonbank financial institution supervised by the Board of Governors of the Federal Reserve System under Title I of the Dodd-Frank Wall Street Reform and Consumer Protection Act (12 U.S.C. 5323);

(ii)

A depository institution; a foreign bank; a Federal credit union or State credit union as defined in section 2 of the Federal Credit Union Act (12 U.S.C. 1752(1) and (6)); an institution that functions solely in a trust or fiduciary capacity as described in section 2(c)(2)(D) of the Bank Holding Company Act (12 U.S.C. 1841(c)(2)(D)); an industrial loan company, an industrial bank, or other similar institution described in section 2(c)(2)(H) of the Bank Holding Company Act (12 U.S.C. 1841(c)(2)(H));

(iii)	An entity that is state-licensed or registered as:
(A)

A credit or lending entity, including a finance company; money lender; installment lender; consumer lender or lending company; mortgage lender, broker, or bank; motor vehicle title pledge lender; payday or deferred deposit lender; premium finance company; commercial finance or lending company; or commercial mortgage company; except entities registered or licensed solely on account of financing the entity’s direct sales of goods or services to customers;

(B)	A money services business, including a check casher; money transmitter; currency dealer or exchange; or money order or traveler’s check issuer;
(iv)

A regulated entity as defined in section 1303(20) of the Federal Housing Enterprises Financial Safety and Soundness Act of 1992 (12 U.S.C. 4502(20)) or any entity for which the Federal Housing Finance Agency or its successor is the primary federal regulator;

(v)	Any institution chartered in accordance with the Farm Credit Act of 1971, as amended, 12 U.S.C. 2001 et seq. that is regulated by the Farm Credit Administration;

(vi)

A securities holding company; a broker or dealer; an investment adviser as defined in section 202(a) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-2(a)); an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (15 U.S.C. 80a–1 et seq.), a company that has elected to be regulated as a business development company pursuant to section 54(a) of the Investment Company Act of 1940 (15 U.S.C. 80a–53(a)), or a person that is registered with the U.S. Securities and Exchange Commission as a security-based swap dealer or a major security-based swap participant pursuant to the Securities Exchange Act of 1934 (15 U.S.C. 78a et seq.).

(vii)

A private fund as defined in section 202(a) of the Investment Advisers Act of 1940 (15 U.S.C. 80–b–2(a)); an entity that would be an investment company under section 3 of the Investment Company Act of 1940 (15 U.S.C. 80a–3) but for section 3(c)(5)(C); or an entity that is deemed not to be an investment company under section 3 of the Investment Company Act of 1940 pursuant to Investment Company Act Rule 3a–7 (§ 270.3a–7 of this title) of the Securities and Exchange Commission;

(viii)	A commodity pool, a commodity pool operator, a commodity trading advisor, a floor broker, a floor trader, an introducing broker or a futures commission merchant;
(ix)	An employee benefit plan as defined in paragraphs (3) and (32) of section 3 of the Employee Retirement Income and Security Act of 1974 (29 U.S.C. 1002);
(x)

An entity that is organized as an insurance company, primarily engaged in writing insurance or reinsuring risks underwritten by insurance companies, or is subject to supervision as such by a State insurance regulator or foreign insurance regulator;

(xi)

An entity, person, or arrangement that is, or holds itself out as being, an entity, person, or arrangement that raises money from investors, accepts money from clients, or uses its own money primarily for investing or trading or facilitating the investing or trading in loans, securities, swaps, funds, or other assets; or

(xii)	An entity that would be a financial end user described in paragraph (1) of this definition or a swap entity if it were organized under the laws of the United States or any State thereof.
(2)	The term “financial end user” does not include any counterparty that is:
(i)	A sovereign entity;
(ii)	A multilateral development bank;
(iii)	The Bank for International Settlements;
(iv)	An entity that is exempt from the definition of financial entity pursuant to section 2(h)(7)(C)(iii) of the Act and implementing regulations;

(v)	An affiliate that qualifies for the exemption from clearing pursuant to section 2(h)(7)(D) of the Act; or
(vi)	An eligible treasury affiliate that the Commission exempts from the requirements of §§ 23.150 through 23.161 by rule.

“PR Financial End User”

The definition of “financial end user” in PR Regulation _.2 (as of June 30, 2016) is provided below solely for ease of reference.

Financial end user means –

(1)	Any counterparty that is not a swap entity and that is:
(i)

A bank holding company or an affiliate thereof; a savings and loan holding company; a U.S. intermediate holding company established or designated for purposes of compliance with 12 C.F.R. 252.153; or a nonbank financial institution supervised by the Board of Governors of the Federal Reserve System under Title I of the Dodd-Frank Wall Street Reform and Consumer Protection Act

(12 U.S.C. 5323);

(ii)

A depository institution; a foreign bank; a Federal credit union or State credit union as defined in section 2 of the Federal Credit Union Act (12 U.S.C. 1752(1) & (6)); an institution that functions solely in a trust or fiduciary capacity as described in section 2(c)(2)(D) of the Bank Holding Company Act (12 U.S.C. 1841(c)(2)(D)); an industrial loan company, an industrial bank, or other similar institution described in section 2(c)(2)(H) of the Bank Holding Company Act (12 U.S.C. 1841(c)(2)(H));

(iii)	An entity that is state-licensed or registered as:
(A)

A credit or lending entity, including a finance company; money lender; installment lender; consumer lender or lending company; mortgage lender, broker, or bank; motor vehicle title pledge lender; payday or deferred deposit lender; premium finance company; commercial finance or lending company; or commercial mortgage company; except entities registered or licensed solely on account of financing the entity’s direct sales of goods or services to customers;

(B)	A money services business, including a check casher; money transmitter; currency dealer or exchange; or money order or traveler’s check issuer;
(iv)

A regulated entity as defined in section 1303(20) of the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as amended (12 U.S.C. 4502(20)) or any entity for which the Federal Housing Finance Agency or its successor is the primary federal regulator;

(v)	Any institution chartered in accordance with the Farm Credit Act of 1971, as amended, 12 U.S.C. 2001 et seq., that is regulated by the Farm Credit Administration;

(vi)

A securities holding company; a broker or dealer; an investment adviser as defined in section 202(a) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-2(a)); an investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 (15 U.S.C. 80a–1 et seq.); or a company that has elected to be regulated as a business development company pursuant to section 54(a) of the Investment Company Act of 1940 (15 U.S.C. 80a–53(a));

(vii)

A private fund as defined in section 202(a) of the Investment Advisers Act of 1940 (15 U.S.C. 80–b– 2(a)); an entity that would be an investment company under section 3 of the Investment Company Act of 1940 (15 U.S.C. 80a–3) but for section 3(c)(5)(C); or an entity that is deemed not to be an investment company under section 3 of the Investment Company Act of 1940 pursuant to Investment Company Act Rule 3a–7 (17 C.F.R. 270.3a–7) of the U.S. Securities and Exchange Commission;

(viii)

A commodity pool, a commodity pool operator, or a commodity trading advisor as defined, respectively, in section 1a(10), 1a(11), and 1a(12) of the Commodity Exchange Act of 1936 (7 U.S.C. 1a(10), 1a(11), and 1a(12)); a floor broker, a floor trader, or introducing broker as defined, respectively, in 1a(22), 1a(23) and 1a(31) of the Commodity Exchange Act of 1936 (7 U.S.C. 1a(22), 1a(23), and 1a(31)); or a futures commission merchant as defined in 1a(28) of the Commodity Exchange Act of 1936 (7 U.S.C. 1a(28));

(ix)	An employee benefit plan as defined in paragraphs (3) and (32) of section 3 of the Employee Retirement Income and Security Act of 1974 (29 U.S.C. 1002);
(x)

An entity that is organized as an insurance company, primarily engaged in writing insurance or reinsuring risks underwritten by insurance companies, or is subject to supervision as such by a State insurance regulator or foreign insurance regulator;

(xi)

An entity, person or arrangement that is, or holds itself out as being, an entity, person, or arrangement that raises money from investors, accepts money from clients, or uses its own money primarily for the purpose of investing or trading or facilitating the investing or trading in loans, securities, swaps, funds or other assets for resale or other disposition or otherwise trading in loans, securities, swaps, funds or other assets; or

(xii)	An entity that would be a financial end user described in paragraph (1) of this definition or a swap entity, if it were organized under the laws of the United States or any State thereof.
(2)	The term “financial end user” does not include any counterparty that is:
(i)	A sovereign entity;
(ii)	A multilateral development bank;

(iii)	The Bank for International Settlements;
(iv)	An entity that is exempt from the definition of financial entity pursuant to section 2(h)(7)(C)(iii) of the Commodity Exchange Act of 1936 (7 U.S.C. 2(h)(7)(C)(iii)) and implementing regulations; or
(v)

An affiliate that qualifies for the exemption from clearing pursuant to section 2(h)(7)(D) of the Commodity Exchange Act of 1936 (7 U.S.C. 2(h)(7)(D)) or section 3C(g)(4) of the Securities Exchange Act of 1934 (15 U.S.C. 78c-3(g)(4)) and implementing regulations.